UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 10, 2014

General Cable Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-12983	06-1398235
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4 Tesseneer Drive, Highland Heights, Kentucky	41076-9753
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (859) 572-8000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 10, 2014, the Compensation Committee of the Board of Directors of General Cable Corporation (the “Company”) approved new forms of global stock unit agreement and performance stock unit agreement (collectively, the “Agreements”) under the Company’s 2005 Stock Incentive Plan.

The prior form of stock unit agreement was revised to permit the Company to use the Agreements for awards granted not only to those executives of the Company who reside and work in the United States, but also to the Company’s executives residing and employed anywhere else in the world. The Agreements include new provisions that:

•	address the treatment of awards for purposes of vested rights, termination indemnities (severance pay) and other employment-related risks associated with the grant of awards to award recipients outside of the United States;

•	provide for various methods to allow the Company to satisfy the tax withholding obligations associated with the awards;

•	impose obligations on award recipients for complying with their personal legal and tax obligations associated with the receipt of awards and cooperating with the Company in satisfying its legal and tax obligations associated with the awards; and

•	address specific local law requirements in those countries where the Company grants awards (done via a country-specific “addendum” to the award agreement).

Generally, the Agreements facilitate the ease of administration of the Company’s equity compensation programs and provide flexibility to the Company for addressing changing legal, regulatory and tax requirements during the lifetime of the awards and dealing with award recipients who may relocate their employment to one or more other countries during the lifetime of the awards (and thereby subjecting such awards to different legal, regulatory and tax requirements that originally existed at the time the awards originally were granted).

The foregoing summary of the forms of the Agreements is qualified in its entirety by reference to such forms, copies of which are attached hereto as Exhibits 10.1 and 10.2 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit Number	Description

10.1	Form of Global Stock Unit Agreement for Executives under General Cable Corporation 2005 Stock Incentive Plan

10.2	Form of Global Performance Stock Unit Agreement under General Cable Corporation 2005 Stock Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL CABLE CORPORATION

Date: February 14, 2014	By:	/s/ Robert J. Siverd
		Name:	Robert J. Siverd

		Title:	Executive Vice President,
General Counsel and Secretary

INDEX TO EXHIBITS

Exhibit Number	Description

10.1	Form of Global Stock Unit Agreement for Executives under General Cable Corporation 2005 Stock Incentive Plan

10.2	Form of Global Performance Stock Unit Agreement under General Cable Corporation 2005 Stock Incentive Plan